Exhibit 10.6

TERMINALS 2 AND 3 GROUND LEASE RIGHTS AGREEMENT

This Terminals 2 and 3 Ground Lease Rights Agreement (this “Agreement”), dated as of December 6, 2013 (the “Effective Date”), is by and between Tesoro Logistics Operations LLC, a Delaware limited liability company (the “Operating Company”), and for purposes of Section 3.1 only, Tesoro Logistics GP, LLC, a Delaware limited liability company (the “General Partner”), and Tesoro Logistics LP, a Delaware limited partnership (the “Partnership”), on the one hand and Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“TRMC”), on the other hand. The above-named entities are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, TRMC has certain fee interests in Terminal 2 and Terminal 3 (each as defined below);

WHEREAS, the Parties, Tesoro Corporation, a Delaware corporation, and Carson Cogeneration Company, a Delaware corporation (“Carson Cogen”), entered into the certain Contribution, Conveyance and Assumption Agreement dated November 18, 2013, pursuant to which Carson Cogen and TRMC agreed to contribute certain assets to the Operating Company (the “Contribution Agreement”);

WHEREAS, TRMC is a party to that certain Lease dated February 17, 1995, with the City of Long Beach, a municipal corporation, acting by and through its Board of Harbor Commissioners (as such agreement may be amended, supplemented, restated or renewed from time to time, the “Terminal 2 Port Lease”);

WHEREAS, in connection with the transactions contemplated by the Contribution Agreement, TRMC desires to lease its fee interests in Terminal 2 and Terminal 3, respectively, to the Operating Company upon the receipt of certain required consents and approvals to sublease the Terminal 2 Port Lease to the Operating Company; and

WHEREAS, the execution of this Agreement is a condition precedent to the Parties’ obligations to consummate the transactions contemplated by the Contribution Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein and in the Contribution Agreement, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Capitalized terms used herein have the respective meanings ascribed to such terms below:

“Agreement” has the meaning set forth in the introduction to this Agreement.

“BP Closing Date” means June 1, 2013.

“Carson Cogen” has the meaning set forth in the Recitals.

“Contribution Agreement” has the meaning set forth in the Recitals.

“Effective Date” has the meaning set forth in the introduction to this Agreement.

“General Partner” has the meaning set forth in the introduction to this Agreement.

“Ground Lease” has the meaning set forth in Section 2.1.

“Long Beach Approval” means the approval of the City of Long Beach of the ability of TRMC to sublease the Terminal 2 Port Lease to the Operating Company.

“Operating Company” has the meaning set forth in the introduction to this Agreement.

“Other Approvals” means any other consents or approvals required to sublease the Terminal 2 Port Lease to the Operating Company.

“Partnership” has the meaning set forth in the introduction to this Agreement.

“Party” or “Parties” have the meanings given to those terms in the introduction to this Agreement.

“Terminal 2” has the meaning given to such term in the Contribution Agreement.

“Terminal 2 Port Lease” has the meaning set forth in the Recitals.

“Terminal 3” has the meaning given to such term in the Contribution Agreement.

“Tesoro” has the meaning set forth in the introduction to this Agreement.

“TRMC” has the meaning set forth in the introduction to this Agreement.

ARTICLE II

SUBLEASE AND RIGHT OF ENTRY AGREEMENT

Section 2.1 Sublease. Upon receiving the Long Beach Approval, the CDFG Approval and the Other Approvals, TRMC and the Operating Company shall enter into a lease with respect to Terminal 2 and Terminal 3, substantially in the form attached hereto as Exhibit A (the “Ground Lease”).

Section 2.2 Right of Entry Agreements. Simultaneously with the execution of the Ground Lease, TRMC and the Operating Company shall enter into a Right of Entry Agreement with respect to each of Terminal 2 and Terminal 3, substantially in the form attached hereto as Exhibit B, in order to provide TRMC access to Terminal 2 and Terminal 3 to conduct environmental remediation activities.

ARTICLE III

MISCELLANEOUS

Section 3.1 Assignment. As of the Effective Date, the General Partner shall immediately assign all of its rights and obligations hereunder to the Partnership. The Partnership shall immediately assign all of its rights and obligations hereunder to Operating Company. Upon such assignment to the Operating Company, the Operating Company shall have all of the respective rights and obligations set forth herein.

Section 3.2 Costs. Each Party shall pay its own costs and expenses with respect to the transactions contemplated by this Agreement.

Section 3.3 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 3.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 3.5 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts (including facsimile or .pdf copies) with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 3.7 Applicable Law; Forum, Venue and Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, without regard to the principles of conflicts of law. Each of the Parties (a) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to this Agreement shall be exclusively brought in any federal court of competent jurisdiction situated in the United States District Court for the Western District of Texas, San Antonio Division, or if such federal court declines to exercise or does not have jurisdiction, in the district court of Bexar County, Texas, in each case regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims, (b) irrevocably submits to the exclusive jurisdiction of the United States District Court for the Western District of Texas, San Antonio Division, or if such federal court declines to exercise or does not have jurisdiction, of the district court of Bexar County, Texas in connection with any such claim, suit, action or proceeding, (c) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (i) it is not personally subject to the jurisdiction of the United States District Court for the Western District of Texas, San Antonio Division, or the district court of Bexar County, Texas, or of any other court to which proceedings in such courts may be appealed, (ii) such claim, suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of such claim, suit, action or proceeding is improper, (d) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding and (e) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder or by personal service within or without the State of Texas, and agrees that service in such forms shall constitute good and sufficient service of process and notice thereof; provided, however, that nothing in clause (e) hereof shall affect or limit any right to serve process in any other manner permitted by law.

Section 3.8 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 3.9 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement. Notwithstanding anything in the foregoing to the contrary, any amendment executed by the Partnership or any of its subsidiaries shall not be effective unless and until the execution of such amendment has been approved by the conflicts committee of the General Partner’s board of directors.

Section 3.10 Integration. This Agreement, together with the Schedules and Exhibits referenced herein, constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the Parties in connection therewith. The Parties acknowledge that they have executed other agreements as of the BP Closing Date and the date hereof. In the event of conflict with regard to the subject matter hereof between such agreements and this Agreement (together with the Schedules and Exhibits hereto), this Agreement (together with the Schedules and Exhibits hereto) shall control.

Section 3.11 Specific Performance. The Parties agree that money damages may not be a sufficient remedy for any breach of this Agreement and that in addition to any other remedy available at law or equity, the Parties shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any Party’s breach of this Agreement. The Parties agree that no bond shall be required for any injunctive relief in connection with a breach of this Agreement.

Section 3.12 Notice. All notices or requests or consents provided for by, or permitted to be given pursuant to, this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by facsimile to such Party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices to be sent to a Party pursuant to this Agreement shall be sent to or made at the address set forth below or at such other address as such Party may stipulate to the other Parties in the manner provided in this Section 3.12.

If to Tesoro or TRMC:

Tesoro Corporation

19100 Ridgewood Parkway

San Antonio, Texas 78259-1828

Attn: Charles A. Cavallo III

Facsimile: (210) 745-4494

If to the General Partner, the Partnership or the Operating Company:

Tesoro Logistics LP

c/o Tesoro Logistics GP, LLC, its General Partner

19100 Ridgewood Parkway

San Antonio, Texas 78259-1828

Attn: Barron W. Dowling

Facsimile: (210) 745-4494

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be duly executed as of the Effective Date.

With respect to Section 3.1 only:		With respect to Section 3.1 only:
TESORO LOGISTICS GP, LLC		TESORO LOGISTICS LP

By:	/s/ Phillip M. Anderson	By:	Tesoro Logistics GP, LLC,
	Phillip M. Anderson		its general partner
President

		By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

TESORO REFINING & MARKETING COMPANY LLC		TESORO LOGISTICS OPERATIONS LLC

By:	/s/ Gregory J. Goff	By:	/s/ Phillip M. Anderson
	Gregory J. Goff		Phillip M. Anderson
	Chairman of the Board of Managers		President
and President

Signature Page to

Terminal 2 and 3 Ground Lease Rights Agreement

EXHIBIT A

Terminal 2 and 3 Ground Lease

[See Attached]

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

LEASE AGREEMENT

BETWEEN

TESORO REFINING & MARKETING COMPANY LLC

AS LANDLORD

AND

TESORO LOGISTICS OPERATIONS LLC

AS TENANT

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

LEASE AGREEMENT

This Lease Agreement (the “Lease”) is entered into as of             , 201    , between Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“Landlord”), and Tesoro Logistics Operations LLC, a Delaware limited liability company (“Tenant”). Landlord and Tenant may be referred to in this Lease individually as a “Party” and collectively as the “Parties.”

WHEREAS, Landlord is the owner of portions of a marine terminal and related berths consisting of Berth 76 and Tank Farm 1, and that part of Berth 77 that is fifty percent (50%) owned by Landlord, all on Parcels I, II and III of Assessor’s parcel Numbers 7436-008-001 and 7436-009-900 in the City of Long Beach, Los Angeles County, California (collectively referred to herein as (“Terminal 2”), which property is more particularly described on Exhibit A attached hereto and incorporated herein by reference, and Marine Terminal 3 located on Assessor’s Parcel Number 7436-013-002 in the City of Long Beach, Los Angeles County, California (“Terminal 3”), which property is more particularly described on Exhibit B attached hereto and incorporated herein by reference. The entirety of the property on which Terminal 2 and Terminal 3 (collectively, the “Terminals”) are located is referred to collectively herein as the “Property.”

WHEREAS, concurrently herewith, Landlord and Tenant have entered into a sublease covering property adjacent to Terminal 2 which is leased to Landlord by the Port of Long Beach (the “Terminal 2 Sublease”).

WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant the Property, together with all improvements situated therein (the “Premises”) attached hereto and incorporated herein by reference.

ARTICLE 1. DEMISE OF PREMISES AND GRANT OF ACCESS EASEMENT

1. Demise of Premises

1.01 In consideration of the mutual covenants and agreements of this Lease, and other good and valuable consideration, Landlord demises and leases to Tenant, and Tenant leases from Landlord, the Premises.

2. Access Easement

1.02 Tenant is hereby granted the right of ingress and egress to and from the Premises over and across the Property, as reasonably needed by Tenant in order to operate the Premises. Landlord shall have the right to designate a reasonable course through which Tenant and its employees, agents, contractors and invitees must follow across the Property in order to access the Premises, and to otherwise establish reasonable restrictions upon Tenant’s use of the Property for access to the Premises pursuant to Article 7 hereof.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

ARTICLE 2. LEASE TERM

Commencement Date and Options to Renew

2.01. The term of this Lease is for an initial term of thirty-four (34) years (the “Initial Term”), beginning on the date of this Lease as indicated above (“Commencement Date”), unless terminated sooner as provided in this Lease.

2.02. The term of the Lease may be renewed for three (3) renewal terms of ten (10) years each (each, a “Renewal Term”) at Tenant’s option. If Tenant chooses to renew the term of this Lease, Tenant shall provide Landlord at least twelve (12) months’ prior written notice of such intent to renew before the end of the Initial Term or any Renewal Term, if applicable. The rent for any Renewal Term shall be subject to the Parties’ mutual agreement regarding the amount of rent to be paid pursuant to Section 3.02 below. If the Parties are unable to mutually agree on the rent amount at least ten (10) days prior to the commencement of the next term, either Party shall have the right to terminate this Lease upon written notice to the other, which notice shall be effective upon the non-terminating Party’s receipt of notice of termination.

Termination

2.03. This Lease will terminate without further notice when the term specified in Sections 2.01 and 2.02 expires, and any holding over by Tenant after that term expires will not constitute a renewal of the Lease or give Tenant any rights under the Lease in or to the Premises.

Holdover

2.04. If Tenant holds over and continues in possession of the Premises after the Lease term, Tenant will be considered to be occupying the Premises at will, subject to all the terms of this Lease.

ARTICLE 3. RENT

3.01. The Parties acknowledge that rent for the Initial Term has been paid in full in advance.

3.02. The rent payable from Tenant to Landlord for each Renewal Term shall be in an amount mutually agreed upon by Landlord in Tenant at least ten (10) business days prior to the commencement of each Renewal Term.

ARTICLE 4. TAXES

Payment by Tenant

4.01. Each Party shall have the responsibility to pay any personal property, real estate taxes, assessments, or charges owed on the Property which is the result of that Party’s use of the Premises and/or the installation, maintenance, and operation of that Party’s improvements on the Property. Each Party shall each be responsible for the payment of any taxes, levies, assessments and other charges imposed including franchise and similar taxes imposed upon the business conducted by that Party at the Property. Nothing in this Article 4 shall be construed as making Tenant liable for any portion of Landlord’s income taxes in connection with any Property or otherwise. Except as set forth in this Article 4, Landlord shall have the responsibility to pay any personal property, real estate taxes, assessments, or charges owed on the Property and shall do so prior to the imposition of any lien on the Property.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

a. Each Party shall have the right, at its sole option and at its sole cost and expense, to appeal, challenge or seek modification of any tax assessment or billing for which that Party is wholly or partly responsible for payment (the “Challenging Party”). The non-Challenging Party shall reasonably cooperate with the Challenging Party at the expense of the Challenging Party in filing, prosecuting and perfecting any appeal or challenge to taxes as set forth in the preceding sentence, including but not limited to, executing any consent, appeal or other similar document. In the event that as a result of any appeal or challenge by the Challenging Party, there is a reduction, credit or repayment received by the non-Challenging Party for any taxes previously paid by the Challenging Party, the non-Challenging Party agrees to promptly reimburse to the Challenging Party the amount of said reduction, credit or repayment.

4.02. Taxes payable by Tenant under Section 4.01 above for the first and last years of this Lease shall be pro-rated between Landlord and Tenant based on the number of days this Lease is in effect during the applicable year compared to 365 days.

ARTICLE 5. UTILITIES

5.01. The Parties acknowledge that as of the Commencement Date utilities serving the Premises, being electricity, steam, supply water, and sanitary sewer (the “Utilities”) are separately metered with Tenant paying all costs for utility services to the service providers. In the event any such Utilities are not separately metered, the Parties agree that the Premises shall be separately metered for the Utilities as soon as reasonably practicable following the Commencement Date. All costs required to effectuate such separate metering shall be borne equally by Landlord and Tenant. The Parties shall cooperate with each other in all reasonable respects in connection therewith. Thereafter Tenant shall pay all charges for Utilities serving the Premises directly to the Utility provider. Until such time as electricity or any other Utilities are separately metered to the Premises, such Utilities to the Premises shall continue to be interconnected to Landlord’s utility infrastructure, and shall be provided to Tenant and paid for in the same manner and subject to the same conditions as all other Utilities are provided to Tenant. Until such Utilities are separately metered, Tenant shall pay Landlord for Tenant’s usage thereof (without any surcharge being added by Landlord for overhead) in amounts as reasonably determined by Landlord, subject to Tenant’s reasonable approval. Such payment shall be due within thirty (30) days following delivery of Landlord’s invoice therefor accompanied by reasonably detailed support. Landlord shall not invoice Tenant for Utility usage more frequently than monthly. The following restrictions shall apply with respect to Tenant’s usage of Landlord’s oily water sewer system: (i) only wastewaters containing only water and petroleum products may be discharged therein, (ii) only wastewaters generated from Tenant’s operations on the Premises may be discharged therein, (iii) Tenant shall comply with all applicable laws, rules and regulations regarding the use thereof and the discharge of substances therein, and (iv) the daily volume of oily water discharged therein may not materially exceed the volume of the typical daily discharge therein resulting from Landlord’s operation of the Property prior to the Commencement Date. Landlord shall have no obligation to provide telephone service to the Premises or any other utility service of any kind except as set forth in this Section. Landlord shall in no event be liable or responsible for any cessation or interruption in, or damage caused by, any utility services provided to the Premises, whether by Landlord or otherwise, unless the cessation or interruption results from Landlord’s intentional misconduct or gross negligence.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

ARTICLE 6. USE OF PREMISES

Permitted Use of Premises

6.01. Tenant may use the Premises for the receipt, handling, unloading, storage, transporting and other disposition of crude oil, petroleum and refined products, for the use, operation, maintenance and repair of the improvements on the Terminals, all pipelines, underground sump or wash tank, and related equipment to be constructed on the Premises and for other related activities typical of a commercial wharf.

ARTICLE 7. COMPLIANCE WITH LAWS, SAFETY REQUIREMENTS AND SECURITY REQUIREMENTS; SECURING GOVERNMENTAL PERMITS

Compliance with Safety Requirements

7.01 In use of the Premises and the exercise of its rights hereunder, Tenant shall conduct safe operations and shall comply with all applicable federal, state, and local rules, regulations and orders and Landlord job-site rules and regulations regarding safety, health and fire protection as long as such rules and regulations are no more rigid than those that are applicable to the Property. Landlord shall provide Tenant with copies of all manuals, pamphlets and brochures and obtain other information regarding Landlord’s safety and emergency policies, procedures and rules. Tenant shall familiarize itself and its employees, agents, contractors and invitees with such safety and emergency information. Tenant shall provide all such appropriate protective equipment and clothing as may be required, and all persons accessing the Premises shall wear such required protective equipment and clothing at all times while thereon. Tenant will use the Premises in a manner that will not unreasonably interfere with Landlord’s operations of the Property or create an unreasonable safety risk or hazard. No smoking or open flame or matches or lighters shall be permitted on the Property without Landlord’s express prior approval; provided, however, Tenant shall be permitted to perform “hot work” in connection with its operation and maintenance of the equipment situated on the Premises without Landlord’s consent; provided that Tenant shall notify Landlord prior to the commencement thereof and cooperate with Landlord in all reasonable respects to assure that such work is performed in a safe and sound manner. Tenant shall ensure that the Premises is at all times kept free of waste and is left clean and orderly. Equipment placement and material storage shall be at locations satisfactory to Landlord. Landlord shall have no duty to monitor compliance by Tenant or any contractors, employees or other third parties with any safety rules, regulations or requirements; provided, however, if Landlord becomes aware of any such violation of safety rules, regulations or requirements, Landlord may require Tenant to correct violations immediately, and in the event of aggravated or repeated violations, Landlord may refuse to allow any person or persons committing such violations to have continuing access to either the Property or the Premises. Tenant shall use commercially reasonable efforts to prevent and minimize hazardous conditions arising as a result of its use of the Premises. Landlord shall promptly correct any unsafe or hazardous condition on the Property caused by Landlord or its agents of which Landlord is aware or is made aware, or which could materially interfere with Tenant’s use of the Premises.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

Security Requirements

7.02 Tenant and its employees, agents, invitees and contractors shall comply with Landlord’s security requirements applicable to the Property and shall obey the applicable directions of Landlord’s security personnel and contractors as long as same are in accordance with Landlord’s security requirements for the Property. Landlord may impose reasonable restrictions and limitations upon access to all or any portion of the Property, including restrictions as to time and place of access at any particular time or location to the extent it does not materially interfere with Tenant’s use of the Premises. All persons shall abide by all such restrictions and limitations. Tenant’s access may be denied as reasonably necessary in the event of an emergency situation at the Property regardless of whether such denial of access interferes with Tenant’s use of the Premises. Any person found in violation of any such restrictions and limitations may be removed from the Property, and Landlord may refuse to allow such person any further access to the Property. Unless otherwise specifically provided in writing, Landlord shall have no duty to provide any security for protection of the persons or property of Tenant or any contractors, employees, agents or invitees.

Maintenance of the Premises

7.03 Tenant shall at all times keep the Premises and any other portion of the Property used by Tenant pursuant to this Lease free from accumulations of waste material or rubbish resulting from Tenant’s use thereof, and Tenant shall remove at its own expense all temporary structures, rubbish and waste materials resulting therefrom. Tenant shall take all commercially reasonable steps to eliminate or minimize the use, storage or generation of Hazardous Substances in violation of applicable federal, state, and local laws, rules, regulations and orders in connection with the use of the Premises. Tenant shall be responsible for safely and properly handling, removing and disposing of all Solid Wastes and Hazardous Substances used, stored or generated in conjunction with any use of the Premises. Upon completion of any work on or about the Premises, Tenant shall leave the work site in a clean and orderly condition, free from trash, rubbish, debris and other wastes. “Solid Wastes” as used herein, shall mean, without limitation, those waste materials not otherwise defined by federal, state or local law or ordinance as being hazardous, including, without limitation, “universal wastes” as defined in 40 CFR 273 and “used oil” as defined in 40 CFR 260. “Hazardous Substances”, as used herein, shall have the same meaning as is provided in 40 CFR 300.5 (but including petroleum, including crude oil or any fraction thereof). Tenant shall use commercially reasonable efforts to reduce and minimize accidents arising in connection with use of the Premises and shall promptly report to Landlord all accidents or occurrences resulting in lost-time injuries to Tenant’s employees or third parties and damage to Landlord’s property or third parties arising out of Tenant’s use of the Premises. Tenant shall promptly report any governmental inspections relative to operations conducted by Tenant on the Premises as well as the Property and the result of such inspections. Where advance notice of an inspection is given, Tenant shall promptly notify Landlord of the same. Tenant shall inform Landlord of any notices, warnings, or asserted violations issued by any governmental agencies relative to any activities performed by Tenant on the Property.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

a. If Tenant fails to maintain the Premises as required by this Lease, Landlord may do so, and the cost thereof shall be payable by Tenant to Landlord on demand.

Illegal Substances; Firearms

7.04 The possession, use, manufacture, distribution, transfer of, or being under the influence of any unauthorized, prohibited, illegal or controlled substance, or drug paraphernalia, or possession of any firearm, weapon, explosive or ammunition is prohibited on the Property. As used in this provision, “substance” refers to alcohol, drug(s), chemical(s), illegal or prescribed, that may be inhaled, injected, absorbed or taken by mouth that may, in the Landlord’s opinion, impair an individual. Tenant shall not allow and shall take all steps reasonably necessary to prevent the possession of any unauthorized, prohibited, illegal, or controlled substance, illegal weapon or firearm by one of its employees, agents, contractors or invitees on the Property. Any employees, agents, invitees or contractors of Tenant who violate this prohibition are subject to immediate removal from the Property and such removal shall not constitute any cause for claim or damages against Landlord, and Landlord may prevent such persons from returning to the Property. Prohibited items and substances may be confiscated and transferred to appropriate law enforcement authorities. Exclusion of the offending individual from the Property as provided in this Section 7.04 shall be the sole remedy of Landlord for any breach or violation set forth in this Section 7.04.

Compliance with Laws

7.05 Each Party shall be responsible for compliance with all Applicable Laws (as defined herein) associated with such Party’s respective performance hereunder. In the event any action or obligation imposed upon a Party under this Lease shall at any time be in conflict with any requirement of Applicable Law, then this Agreement shall immediately be modified to conform the action or obligation so adversely affected to the requirements of the Applicable Law, and all other provisions of this Lease shall remain effective.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

a. “Applicable Laws” means any applicable statute, law, regulation, ordinance, rule, determination, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, requirement, or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued by any Governmental Authority (as defined herein) having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect.

b. “Governmental Authority” means any federal, state, local or foreign government or any provincial, departmental or other political subdivision thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory, administrative or other governmental functions or any court, department, commission, board, bureau, agency, instrumentality or administrative body of any of the foregoing.

Material Change In Applicable Law

7.06 If during the term of this Lease, any new Applicable Law becomes effective or any existing Applicable Law or its interpretation is materially changed, which change is not addressed by another provision of this Lease and which has a material adverse economic impact upon a Party, either Party, acting in good faith, shall have the option to request renegotiation of the relevant provisions of this Lease with respect to future performance. The Parties shall then meet to negotiate in good faith amendments to this Lease that will conform to the new Applicable Law while preserving the Parties’ economic, operational, commercial and competitive arrangements in accordance with the understandings set forth herein.

Emergencies

7.07 In the event of any emergency occurring on or about the Premises, Landlord and Tenant shall diligently cooperate in good faith to appropriately manage the emergency situation in a timely and effective manner. Such cooperation shall include, but not be limited to, providing of necessary access to all portions of the Premises and the improvements thereon.

ARTICLE 8. CONSTRUCTION BY TENANT

General Conditions

8.01. Tenant may, at any time and from time to time during the Lease term, erect, maintain, alter, remodel, reconstruct, rebuild, replace, and remove buildings and other improvements on the Premises, subject to the following:

a. Tenant bears the cost of any such work.

b. The Premises must at all times be kept free of mechanics’ and materialmen’s liens.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

c. Landlord must be notified of the time for beginning and the general nature of any such work, other than routine maintenance of existing buildings or improvements, at the time the work begins.

d. The conditions of Section 8.02 concerning Landlord’s approval of plans must be followed.

e. Such work is reasonably necessary for Tenant’s permitted operations on the Premises.

Landlord’s Approval of Plans

8.02. The following rules govern Landlord’s approving construction, additions, and alterations of buildings or other improvements on the Premises:

a. Written Approval Required. No building or other improvement may be constructed on the Premises unless the plans, specifications, and proposed location of the building or other improvement have received Landlord’s written approval, which shall not be unreasonably withheld, conditioned or delayed, and the building or other improvement complies with the approved plans, specifications, and proposed location; provided, however, if Tenant’s proposed construction, additions or alterations impact Landlord’s operations on the Property, Landlord may withhold it’s approval or consent in its sole discretion. No material addition to or alteration of any building or structure erected on the Premises may be begun until plans and specifications covering the proposed addition or alteration have been first submitted to and approved by Landlord, which shall not be unreasonably withheld, conditioned or delayed; provided, however, if Tenant’s proposed construction, additions or alterations impact Landlord’s operations on the Property, Landlord may withhold it’s approval or consent in its sole discretion.

b. Submission of Plans. With respect to any construction, additions or alterations for which Landlord’s approval is required under Subsection (a) above, Tenant must submit two (2) copies of detailed working drawings, plans, and specifications for any such projects for Landlord’s approval before the project begins.

c. Landlord’s Approval. Landlord will promptly review and approve all plans submitted under subparagraph b above or note in writing any required changes or corrections that must be made to the plans. Any required changes or corrections must be made, and the plans resubmitted to Landlord, within twenty (20) days after the corrections or changes have been noted. Landlord’s failure to object to the resubmitted plans and specifications within twenty (20) days constitutes its approval of the changes. Minor changes in work or materials not affecting the general character of the building project may be made at any time without Landlord’s approval, but a copy of the altered plans and specifications must be furnished to Landlord.

d. Exception to Landlord’s Approval. The following items do not require submission to, and approval by, Landlord:

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

i. Minor repairs and alterations necessary to maintain existing structures and improvements in a useful state of repair and operation.

ii. Changes and alterations required by an authorized public official with authority or jurisdiction over the buildings or improvements, to comply with legal requirements.

e. Effect of Approval. Landlord, by approving the plans and specifications, assumes no liability or responsibility for the architectural or engineering design or for any defect in any building or improvement constructed from the plans or specifications.

Ownership of Buildings, Improvements, and Fixtures

8.03. Any buildings, improvements, additions, alterations, and fixtures (constructed, placed, or maintained on any part of the Premises during the Lease term are considered part of the real property of the Premises and must remain on the Premises and become Landlord’s property when the Lease terminates, unless agreed otherwise by Landlord and Tenant.

ARTICLE 9. EARLY RIGHT OF TERMINATION

Failure to Operate

9.01. If Tenant desires to cease the conduct of operations from the Premises, Tenant shall have the right to deliver to Landlord a notice of such intent at least ninety (90) days prior to the intended date on which operations will cease, and Landlord shall have the right, but not the obligation, to terminate this Lease by delivering written notice to Tenant. If Landlord has not made such election prior to the date of such termination, Landlord shall continue to have the right to terminate this Lease at any time after Tenant ceases operations and before Tenant recommences operations from the Premises, to terminate this Lease by delivering written notice to Tenant. Unless and until Tenant has given the foregoing notice to Landlord of its intent to cease operations from the Premises, Tenant shall continuously operate from the Premises to an extent reasonably consistent with prior operations from the Premises by Landlord or its predecessors, and a failure of Tenant to so operate, unless such failure is a result of casualty or other force majeure event, shall constitute a default on the part of Tenant.

ARTICLE 10. REPAIRS, MAINTENANCE, AND RESTORATION

Tenant’s Duty to Maintain and Repair

10.01. At all times during the Lease term, Tenant will keep and maintain, or cause to be kept and maintained, all buildings and improvements erected on the Premises in a good state of appearance and repair (except for reasonable wear and tear) at Tenant’s own expense. If Tenant fails to maintain the Premises as required by this Lease, Landlord may do so, and the cost thereof shall be payable by Tenant to Landlord on demand.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

Damage or Destruction

10.02. As long as the Terminals have not permanently ceased operations, if any building or improvement constructed on the Premises is damaged or destroyed by fire or any other casualty, regardless of the extent of the damage or destruction, Tenant must, within one year from the date of the damage or destruction, begin to repair, reconstruct, or replace the damaged or destroyed building or improvement and pursue the repair, reconstruction, or replacement with reasonable diligence so as to restore the building to substantially the condition it was in before the casualty. But if beginning or completing this restoration is prevented or delayed by war, civil commotion, acts of God, strikes, governmental restrictions or regulations, or interferences, fire or other casualty, or any other reason beyond Tenant’s control, whether similar to any of those enumerated or not, the time for beginning or completing the restoration (or both) will automatically be extended for the period of each such delay.

ARTICLE 11. MECHANICS’ LIENS

Tenant will not cause or permit any mechanics’ liens or other liens to be filed against the fee of the Premises or against Tenant’s leasehold interest (excluding any leasehold mortgage) in the land or any buildings or improvements on the Premises by reason of any work, labor, services, or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part of them through or under Tenant. If such a mechanic’s lien or materialmen’s lien is recorded against the Premises or any buildings or improvements on them, Tenant must either cause it to be released or, if Tenant in good faith wishes to contest the lien, take timely action to do so, at Tenant’s sole expense. If Tenant contests the lien, Tenant will indemnify Landlord and hold it harmless from all liability for damages occasioned by the lien or the lien contest and will, in the event of a judgment of foreclosure on the lien, cause the lien to be discharged and released before enforcement of the judgment is completed.

ARTICLE 12. CONDEMNATION

Parties’ Interests

12.01. If the Premises or any part of them are taken for public or quasi-public purposes by condemnation as a result of any action or proceeding in eminent domain, or are transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, this article governs Landlord’s and Tenant’s interests in the award or consideration for the transfer and the effect of the taking or transfer on this Lease.

Total Taking—Termination

12.02. If the entire Premises are taken or so transferred as described in Section 12.01, this Lease and all of the rights, titles, and interests under it will cease on the date that title to the Premises or part of them vests in the condemning authority, and the proceeds of the condemnation will be the property of Tenant.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

Partial Taking—Termination

12.03. If only part of the Premises is taken or transferred as described in Section 12.01, Tenant may terminate this Lease by providing notice of termination to Landlord within a reasonable time after title to the portion of the Premises taken or transferred vests in the condemning authority. The proceeds of the condemnation will be divided one-half to Landlord and one-half to Tenant.

ARTICLE 13. INSURANCE AND INDEMNIFICATION; ENVIRONMENTAL LIABILITIES

Insurance

13.01. As a condition precedent to the exercise of any of its rights created by this agreement, and in partial performance of Tenant’s obligations of indemnity, Tenant. shall procure and maintain in full force and effect, while this Lease shall remain in effect, a policy or policies of public liability and property damage insurance with minimum coverages of $25,000,000 combined single limit for death, personal injury, bodily injury or loss sustained by any one person or more than one person in any one occurrence, and for damage to or loss of property sustained in any one occurrence.

a. The policy or policies shall provide as follows:

i. That Landlord and its officers, agents, servants and employees, while acting within the scope of their authority, shall be additional named assureds, such insurance to be primary and not contributing with any other insurance maintained by Landlord.

ii. That in the event of one assured incurring liability to any other of the assureds, the policy shall cover the assured against whom claim is or may be made, in the same manner as if separate policies had been issued to each assured.

iii. That said policy or policies shall either contain a broad form of contractual liability coverage, including leases and land use agreements, or there shall be attached to said policy or policies an endorsement, providing that such insurance as is provided for therein shall apply to the obligations assumed by Tenant hereunder.

iv. That the same shall not be cancelled or coverage reduced until a thirty (30) day written notice thereof has been served upon Landlord by registered or certified mail.

Fire and Property Damage Insurance

13.02. Prior to the Commencement Date, Tenant shall procure and maintain in full force and effect, at its own expense while this Lease shall remain in effect, a policy or policies of property insurance from a company or companies acceptable to Landlord insuring Tenant against loss by reason of destruction or damage of the Premises by fire and the other perils. Coverage shall be maintained in an equal to the replacement value of said Premises, but not less than Twenty-Two Million Dollars ($22,000,000). Such insurance shall be primary and not contributing with any other insurance maintained by Landlord. The policy or policies shall provide that the same shall not be cancelled or altered until a thirty (30) day written notice thereof has been served upon Landlord and Tenant.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

a. Landlord, and its officers and employees shall not be liable for the payment of any premiums or assessments on said policies.

b. Such insurance provided by Tenant may provide for such deductibles or self-insured retention as shall be acceptable to Landlord. Insurance coverage providing for up to the first Five Million Dollars ($5,000,000) per occurrence to be deductible or self-insured is acceptable. In the event such insurance does provide for deductibles or self-insured retention, Tenant agrees that it will fully protect Landlord its boards, officers and employees in the same manner as these interests would have been protected had the policy not contained the deductible or retention provisions.

c. Tenant shall deliver a certified or photostatic copy of said policies of insurance or a certificate in a form acceptable to Landlord for approval as to sufficiency and as to form. At least fifteen (15) days prior to the expiration of any such policy, a certificate showing that such insurance coverage has been renewed or extended, shall be filed with Landlord. If such coverage is cancelled or reduced, Tenant shall, within thirty (30) days after receipt of written notice of such cancellation or reduction of coverage, file with Landlord a certificate showing that the required insurance has been reinstated or provided through another insurance company or companies, and evidence of said policy shall be submitted for approval as herein provided. Tenant agrees to suspend and cease all operations hereunder on the Premises during such periods of time as the required insurance coverage is not in effect.

d. The Parties hereto agree that the minimum limits of coverage of both the liability and property insurance shall be reviewed in conjunction with the compensation renegotiation (as provided in Paragraph 3.02), for the purpose of determining whether or not the minimum limits of coverage should be increased or decreased. When the new minimum limits of coverage shall have been determined, and if such minimum limits are to be increased, Tenant shall proceed diligently to obtain such additional coverage.

Workers’ Compensation

13.03. In addition to the liability insurance specified above, Tenant shall maintain at all times during the term of this Lease workers’ compensation and employer’s liability insurance, or maintain an approved program of self-insurance, and shall provide to Landlord evidence of such insurance, or a Certificate of Consent to Self-Insure, meeting the requirements of the Labor Code of the State of California.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

Waiver of Subrogation

13.04. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waive any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage arising from any cause covered by insurance required to be carried by each of them pursuant to this Lease or any other insurance actually carried by each of them, regardless of cause or origin, including negligence of the other Party hereto, its agents, officers, or employees, and covenants that no insurer shall hold any right of subrogation against such other Party. All insurance obtained by either Tenant or Landlord hereunder, especially including the property damage insurance described herein shall contain appropriate waiver of subrogation rights endorsements whereby the insurer releases all rights of subrogation against both Landlord and Tenant and any and all subleases. Each Party shall provide the other with copies of such endorsements upon request.

Indemnification

13.05. The provisions of this Section 13.05 shall not apply with respect to those matters described in Section 13.07 below. Tenant agrees to and hereby does release, defend, indemnify, and hold harmless Landlord, any parent, subsidiary, and affiliated companies of Landlord, and their directors, officers, principals, shareholders, employees, agents, trustees and representatives of each and the successors and assigns of any of the preceding from and against all, claims, demands, causes of action, damages, losses and expenses (including reasonable attorneys’ fees, expert fees and litigation costs) of every kind and character for bodily injury, illness or death and for all loss, damage and destruction of property (collectively “Claims”) to the extent caused by (i) the negligence or willful misconduct of Tenant or (ii) the violation by Tenant of any governmental laws, regulations or orders applicable to the Tenant’s operations upon the Property or the Premises.

13.06. The provisions of this Section 13.06 shall not apply with respect to those matters described in Section 13.07 below. Landlord agrees to and hereby does defend, indemnify and hold harmless Tenant, any parent, subsidiary and affiliated companies, and their directors, officers, principals, shareholders, employees, agents, trustees and representatives of each and the successors and assigns of any of the preceding from and against all Claims to the extent caused by (i) the negligence or willful misconduct of Landlord or (ii) the violation by Landlord of any governmental laws, rules or regulations applicable to Landlord’s operations upon the Property or the Premises.

a. In the event of a conflict between the foregoing indemnity provisions and the Indemnity Agreement, defined below, the Indemnity Agreement shall control.

Environmental Liabilities and Indemnification

13.07. Environmental responsibilities, liabilities and indemnification between Landlord and Tenant under this Lease shall be controlled by the terms and conditions of that certain Carson Assets Indemnity Agreement entered into as of December             , 2013 (the “Indemnity Agreement”) by and among Tesoro Logistics LP, a Delaware limited partnership, Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership, Landlord, Tesoro Corporation, a Delaware corporation, Tenant and Carson Cogeneration Company, a Delaware corporation.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

a. In the event of a conflict between this Lease and the Indemnity Agreement defined in Section 13.07, the Indemnity Agreement shall control.

ARTICLE 14. ASSIGNMENT AND SUBLEASE

14.01. Tenant may not transfer, assign or sublease its leasehold estate or any portion thereof or any of its right, title or interest in this Lease (collectively, a “Transfer”) without prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. Any merger, consolidation or transfer of the direct or indirect beneficial ownership interest in Tenant that results in a direct or indirect change in the right to control the management of Tenant shall constitute a Transfer as defined above.

14.02. Concurrently with the execution of this Lease, Landlord and Tenant shall execute an assignment and assumption of contracts (“Assignment and Assumption of Contracts”) in the form of Exhibit C attached hereto. The Assignment and Assumption of Contracts shall be effective upon the Commencement Date,

14.03. During the term of the Lease, as long as Tenant is not in default under the Lease after receipt of written notice and an opportunity to cure, Tenant has the right to enter into additional contracts related to the Premises, provided such contracts shall not obligate Landlord and shall not bind Landlord following termination of the Lease unless Landlord elects in its sole discretion to take an assignment of such contracts pursuant to an assignment and assumption agreement similar in form and substance to the Assignment and Assumption of Contracts from Landlord to Tenant. Upon termination of the Lease, those contracts assumed by Tenant pursuant to the Assignment and Assumption of Contracts and those contracts which Landlord has agreed to assume from Tenant, will revert back to Landlord, or its successor, upon termination of the Lease or any succeeding or replacement lease to the Lease.

ARTICLE 15. DEFAULT AND REMEDIES

Termination on Default

15.01. Default under this Lease shall occur if either Party shall fail to perform any of its material obligations hereunder (except when such failure shall be excused under other provisions hereof). Except as otherwise specifically noted in this Lease to the contrary, if Tenant defaults in performing any covenant or term of this Lease and does not correct the default within thirty (30) days after receipt of written notice from Landlord to Tenant, Landlord may declare this Lease, and all rights and interest created by it, terminated; provided, however, that in the event such default cannot, in the exercise of reasonable diligence, be cured within such thirty (30) day period, Landlord may not exercise its remedies under this Article unless Tenant (i) fails to commence the cure of the default within such thirty (30) day period, or (ii) thereafter fails to proceed with curative measures with reasonable diligence. If Landlord elects to terminate, this Lease will cease as if the day of Landlord’s election were the day originally fixed in the Lease for its expiration, and Landlord or its agent or attorney may resume possession of the Premises.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

a. Certain other contracts, licenses or agreements related to the Premises shall be cross defaulted with the Lease (each, individually, a “Cross-Defaulted Agreement” and collectively the “Cross-Defaulted Agreements”), which Cross-Defaulted Agreements are listed on Exhibit D attached hereto. If Tenant defaults under this Lease, such default shall be a default under each of the Cross Defaulted Agreements. Any default by Tenant under any of the Cross-Defaulted Agreements shall be a default under this Lease. Without limitation on the above provisions or Landlord’s other remedies as a result of any such default, any termination of this Lease for any reason shall automatically terminate the Terminal 2 Sublease, and any termination of the Terminal 2 Sublease shall automatically terminate this Lease.

Other Remedies

15.02. Any termination of this Lease as provided in this Article will not relieve Tenant from paying any sum or sums due and payable to Landlord under the Lease at the time of termination, or any claim for damages then or previously accruing against Tenant under this Lease. Any such termination will not prevent Landlord from enforcing the payment of any such sum or sums or claim for damages by any remedy provided for by law, or from recovering damages from Tenant for any default under the Lease. All Landlord’s rights, options, and remedies under this Lease will be construed to be cumulative, and no one of them is exclusive of the other. Landlord may pursue any or all such remedies or any other remedy or relief provided by law, whether or not stated in this Lease. No waiver by Landlord of a breach of any of the covenants or conditions of this Lease may be construed a waiver of any succeeding or preceding breach of the same or any other covenant or condition of this Lease.

ARTICLE 16. DISCLAIMER; COVENANTS

Disclaimer of Warranties

16.01. TENANT IS LEASING THE PREMISES “AS-IS”, WITH ANY AND ALL LATENT AND PATENT DEFECTS. TENANT ACKNOWLEDGES THAT TENANT IS NOT RELYING UPON ANY REPRESENTATION, STATEMENT OR OTHER ASSERTION OF LANDLORD OR LANDLORD’S AGENTS, OFFICERS, EMPLOYEES OR REPRESENTATIVES WITH RESPECT TO THE CONDITION OF THE PREMISES, BUT IS RELYING UPON TENANT’S EXAMINATION OF THE PREMISES. TENANT ACCEPTS THIS LEASE UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF LANDLORD WITH REGARD TO THE PREMISES, INCLUDING, WITHOUT LIMITATION, SUITABILITY FOR TENANT’S INTENDED USE THEREOF (EXCEPT FOR THE WARRANTY SET FORTH IN SECTION 16.02).

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

Warranty of Quiet Enjoyment

16.02. Landlord covenants that as long as Tenant observes the covenants and terms of this Lease, Tenant will lawfully and quietly hold, occupy, and enjoy the Premises during the Lease term without being disturbed by Landlord or any person claiming under Landlord, except for any portion of the Premises that is taken under the power of eminent domain.

ARTICLE 17. GENERAL PROTECTIVE PROVISIONS

Right of Entry and Inspection

17.01. Tenant must permit Landlord or its agents, representatives, or employees to enter the Premises at reasonable times and upon reasonable prior notice for the purposes of inspection; determining whether Tenant is complying with this Lease; and maintaining, repairing, or altering the Premises in accordance with the terms hereof.

No Termination on Bankruptcy

17.02. Bankruptcy, insolvency, assignment for the benefit of creditors, or the appointment of a receiver will not affect this Lease as long as Tenant and Landlord or their respective successors or legal representatives continue to perform all covenants of this Lease.

No Waiver

17.03. No waiver by either Party of any default or breach of any covenant or term of this Lease may be treated as a waiver of any subsequent default or breach of the same or any other covenant or term of this Lease.

Release of Landlord

17.04. If Landlord sells or transfers all or part of the Premises and as a part of the transaction assigns its interest as Landlord in this Lease, then as of the effective date of the sale, assignment, or transfer, Landlord will have no further liability under this Lease to Tenant, except with respect to liability matters that have accrued and are unsatisfied as of that date. Underlying this release is the Parties’ intent that Landlord’s covenants and obligations under this Lease will bind Landlord and its successors and assigns only during and in respect of their respective successive periods of ownership of the fee.

ARTICLE 18. MISCELLANEOUS

Title Policy and Survey

18.01 Tenant shall have the right, at its sole expense, to obtain a survey of the Premises and title insurance coverage of its interest in the Premises, and the interest of any Lender. Landlord shall have no obligation to provide Tenant with any such survey or title insurance.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

Memorandum of Lease

18.02 The Parties agree not to place this Lease of record, but each Party shall, at the request of the other, execute and acknowledge so that the same may be recorded a memorandum of lease containing such provisions as the requesting Party shall reasonably request. The requesting Party shall pay all costs, taxes, fees and other expenses in connection with or prerequisite to recording.

Delivery of Notices

18.03. All sums owed hereunder, notices, demands, or requests from one party to another may be personally delivered, sent by or by commercial courier, provided the courier’s regular business is delivery service and provided further that it guarantees delivery to the addressee by the end of the next business day following the courier’s receipt from the sender, or sent by mail, certified or registered, postage prepaid, to the addresses stated below and are considered to have been given at the time of personal delivery, upon record of receipt or refusal of receipt if sent by commercial courier, or of mailing:

TENANT:	Tesoro Logistics Operations LLC
19100 Ridgewood Parkway
San Antonio, TX 78259
Attention: Vice President Operations

With a copy to:	Tesoro Logistics Operations LLC
19100 Ridgewood Parkway
San Antonio, TX 78259
Attention: General Counsel

LANDLORD:	Tesoro Refining & Marketing Company LLC
19100 Ridgewood Parkway
San Antonio, TX 78259
Attention: Vice President Logistics

With a copy to:	Tesoro Refining & Marketing Company LLC
19100 Ridgewood Parkway
San Antonio, TX 78259
Attention: General Counsel

A Party may change its address for notice under this Section 18.03 by providing notice of such change in accordance with this Section 18.03.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

Parties Bound

18.04. This Lease binds, and inures to the benefit of, the parties to the Lease and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

California Law to Apply

18.05. This agreement is to be construed under the internal laws of the State of California.

Legal Construction

18.06. If any one or more of the provisions contained in this Lease are for any reason held to be invalid, illegal, or unenforceable in any respect, the invalidity, illegality, or unenforceability will not affect any other provision of the Lease, which will be construed as if it had not included the invalid, illegal, or unenforceable provision.

Amendment

18.07. No amendment, modification, or alteration of this Lease is binding unless in writing, dated subsequent to the date of this Lease, and duly executed by the Parties.

Rights and Remedies Cumulative

18.08. The rights and remedies provided by this Lease are cumulative, and either Party’s using any right or remedy will not preclude or waive its right to use any other remedy. The rights and remedies are given in addition to any other rights the Parties may have by law, statute, ordinance, or otherwise.

Attorneys’ Fees and Costs

18.09. If, as a result of either Party’s breaching this Lease, the other Party employs an attorney to enforce its rights under this Lease, then the breaching or defaulting Party will pay the other Party the reasonable attorneys’ fees and costs incurred to enforce this Lease.

Time of Essence

18.10. Time is of the essence of this Lease.

Further Documents

18.11. Landlord and Tenant will from time to time and at any reasonable time execute and deliver to the other Party, when the other Party reasonably requests, other instruments and assurances approving, ratifying, and confirming this Lease and the leasehold estate created by it and certifying that this Lease is in full force and that no default under this Lease on the other Party’s part exists; or if the other Party is in default specifying in such instrument each such default.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

Captions

18.12 The captions used in connection with the Articles and Sections of this Lease are for convenience only, and are not intended in any way to limit or amplify the meaning of the language contained in this Lease, or be used as interpreting the meanings and provisions of this Lease.

Construction

18.13 This Lease shall not be strictly construed against either Party.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

THIS LEASE has been executed by the parties on the date and year first above written.

LANDLORD:

TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company

By:

Print Name:

Title:

Date:

TENANT:

TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company

By:

Print Name:

Title:

Date:

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

EXHIBIT A

Legal Description of Terminal 2

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

Parcel I:

That portion of the Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Northwesterly line of Channel No. 2 of Long Beach Harbor, distant thereon Five Hundred (500) feet Southwesterly from the most Northerly corner of said Channel; thence South 64°42’28” West on said Northwesterly line of Channel No. 2, Three Hundred (300) feet; thence North 13°12’28” East Six Hundred Ninety-One and Ninety-Eight Hundredths (691.98) feet, more or less, to a point in the Southeasterly line of Parcel “E”, as described in Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County; thence along said Southeasterly line North 64°42’28” East One Hundred Seventy-Seven and Eighty-Four Hundredths (177.84) feet, more or less, to the beginning of a curve concave to the South East having a radius of Five Hundred Fifty-Three and Fourteen hundredths (553.14) feet, the chord of said curve having a bearing of North 70°35’51” East and a length of One Hundred Thirteen and Fifty-Two Hundredths (113.52) feet; thence Northeasterly along said Southeasterly line of Parcel “E” and along said curve One Hundred Thirteen and Seventy-Two Hundredths (113.72) feet; thence South 13°12’28” West Six Hundred Seventy-Seven and Ten Hundredths (677.10) feet to the Point of Beginning.

Except therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same; but without, however, the right to use the upper 200 feet of said land for these said purposes, as provided on deeds recorded September 30, 1987, as Instrument Nos. 87-1569708 and 87-1569709, both of Official Records.

Parcel II:

That portion of Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Northwesterly line of Channel No. 2 of Long Beach Harbor, distant Southwesterly One Hundred Seventy-Five (175) feet from the most Northerly corner of said Channel; thence North 29°07’26” East Five Hundred Forty-Three and Twenty Hundredths (543.20) feet to a point in the Southwesterly line of Parcel “A” as described in Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County; thence along said Southwesterly line South 71°48’ East Two Hundred Ninety-Two and Four Hundredths (292.04) feet; thence South 18°12’ West Fifty (50) feet; thence South 25°17’32” East Two Hundred Sixty-Eight and Eighty Hundredths (268.80) feet to the Northwesterly line of the land described in the Deed to the Star Drilling Machine Company, recorded in Book 6859, Page 336, of said Deed Records; thence along said Northwesterly line South 64°42’28” West Four Hundred Forty-Four and Twenty-Five Hundredths (444.25) feet to the Northeasterly end of said Channel No. 2; thence North 25°17’32” West One Hundred Ninety (190) feet to the most Northerly corner of said Channel; thence South 64°42’28” West One Hundred Seventy-Five (175) feet to the Point of Beginning.

Exhibit A –

Terminal 2 and 3 Ground Lease Rights Agreement

Except therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same; but without, however, the right to use the upper 200 feet of said land for these said purposes, as provided on deeds recorded September 30, 1987, as Instrument Nos. 87-1569708 and 87-1569709, both of Official Records.

Parcel III:

That portion of Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Northwesterly line of Channel No. 2 of Long Beach Harbor, distant Southwesterly Five Hundred (500) feet from the most Northerly corner of said Channel; thence North 13°12’28” East Six Hundred Seventy-Seven and Ten Hundredths (677.10) feet to the Southerly line of Parcel “E” as described in Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County; thence Easterly along said Southerly line, same being a curve concave to the South, having a radius of Five Hundred Fifty-Three and Fourteen Hundredths (553.14) feet, a distance of Three Hundred Six and Sixteen Hundredths (306.16) feet to a point in the South Westerly line of Parcel “A” of said Deed to the Pacific Electric Railway Company; thence along the Southwesterly line of said Parcel “A”, South 71°48’ East One Hundred Six and Eighty-Eight Hundredths (106.88) feet; thence South 29°97’26” West Five Hundred Forty-Three and Twenty-Nine Hundredths (543.29) feet to a point on the Northwesterly line of said Channel No. 2; thence along said Northwesterly line South 64°42’28” West Three Hundred Twenty-Five (325.00) feet to the Point of Beginning.

Except therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same; but without, however, the right to use the upper 200 feet of said land for these said purposes, as provided on deeds recorded September 30, 1987, as Instrument Nos. 87-1569708 and 87-1569709, both of Official Records.

Assessor’s Parcel Number: 7436-008-001 and 7436-009-900

Exhibit A –

Terminal 2 and 3 Ground Lease Rights Agreement

EXHIBIT B

Legal Description of Terminal 3

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

Parcel I:

That portion of the Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Southeasterly line of a road or street, commonly known as “Seventh Street South”, a distant South 25°17’32” East 70 feet from a point in the center line of Parcel “F”, as described in the Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County, which bears South 64°42’28” West 983.28 feet from the intersection of the Northeasterly prolongation of the center line of said Parcel “F” with the West line of Pico Avenue (formerly Water Street); thence South 25°17’32” East 521.90 feet to the North Westerly line of Channel No. 3 of Long Beach Harbor; thence along said North Westerly line South 64°42’28” West 1000 feet; thence North 8°15’28” East 626.23 feet to the Southeasterly line of said “Seventh Street South”; thence along said Southeasterly line North 64°42’28” East 653.91 feet to the Point of Beginning.

Excepting therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same, but without, however, the right to use the upper 200 feet of said land for these said purposes as reserved by Atlantic Richfield Company, Delaware Corporation by the Corporation Quitclaim Deed recorded September 30, 1987 as Instrument No. 87-1569709, Official Records.

Exhibit A –

Terminal 2 and 3 Ground Lease Rights Agreement

Parcel II:

That portion of the Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at the Northwesterly corner of the land described in the Deed to the Fidelity and Deposit Company of Maryland, recorded in Book 2756, Page 299, Official Records, of said County, being a point in the Southeasterly line of a road or street commonly known as “7th Street South” distant South 25°17’32” East 70 feet form a point in the center line of Parcel “F” as described in the Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County, which bears South 64°42’28” West 1637.19 feet from the intersection of the Northeasterly prolongation of the center line of Parcel “F” with the Westerly line of Pico Avenue (formerly Water Street); thence along the Southeasterly line of said “7th Street South” South 64°42’28” West 110.73 feet to a point distant North 64°42’28” East 421.46 feet from the North East corner of the East parcel of land, lying Southeasterly of said Parcel “F”, as conveyed to L.V. Draper, by Deed recorded in Book 6236, Page 303 of said Deed Records; thence Southwesterly in a direct line to a point in the Northwesterly line of Channel No. 3 of Long Beach Harbor, distant North 64°42’28” East 538.67 feet from the Southeast corner of said parcel of land so conveyed to said L.V. Draper; thence along the Northwesterly line of said Channel No. 3, North 64°42’28” East 169.33 feet to the Southwesterly corner of the land so described in said Deed to the Fidelity and Deposit Company of Maryland; thence along the Northwesterly line of the land so described, North 8°15’28” East 626.23 feet to the Point of Beginning.

Excepting therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same, but without, however, the right to use the upper 200 feet of said land for these said purposes as reserved by Atlantic Richfield Company, Delaware Corporation by the Corporation Quitclaim Deed recorded September 30, 1987 as Instrument No. 87-1569709, Official Records.

Assessor’s Parcel Number: 7436-013-002

Exhibit A –

Terminal 2 and 3 Ground Lease Rights Agreement

EXHIBIT C

Form of Assignment and Assumption of Contracts

FORM OF

ASSIGNMENT AND ASSUMPTION OF

CONTRACTS

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS is made this                     day of             , 20            , by and between Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“Assignor”) and Tesoro Logistics Operations LLC, a Delaware limited liability company (“Assignee”), with reference to the following facts:

A. Assignor is bound by those certain contracts and agreements currently in effect in connection with Assignor’s operation and maintenance of the Terminals, as that term is defined in the Lease (defined below), located on real property (“Property”) legally described on Schedule 1 attached hereto, and the improvements in and on the Terminals, all of which contracts and agreements (collectively, the “Contracts”) are described in Schedule 2 attached hereto and made a part hereof.

B. Pursuant to the terms of that certain Lease Agreement entered into by Assignor, as Landlord, and Assignee, as Tenant (the “Lease”), Assignor now desires to assign and transfer to Assignee all of its right, title and interest in the Contracts, subject to all of the payments, terms, covenants, obligations, agreements and restrictions therein set forth, and Assignee desires to accept said Contracts, and be bound by the terms thereof.

NOW THEREFORE, in consideration of the mutual covenants and conditions hereinbelow set forth, it is agreed:

1.	Effective as of the Commencement Date, as that phrase is defined in the Lease Assignor assigns and transfers to Assignee and its successors and assigns, all of Assignor’s right, title and interest in and to the Contracts, subject to the payments, terms, covenants, obligations, agreements and restrictions set forth therein.

2.	Effective as of the Commencement Date, Assignee accepts the assignment of the Contracts, shall be entitled to all rights and benefits accruing to the Assignor thereunder and hereby assumes and agrees to be bound by the terms thereof from and after the Commencement Date.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

3.	Assignor hereby agrees to indemnify and hold harmless Assignee from any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees) which Assignee incurs under the Contracts, and from any and all claims and demands whatsoever which are asserted against Assignee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained therein, which liability, loss, cost, damage, expense, claim or demand arises from acts, events or omissions occurring before the Commencement Date. If Assignee incurs any such liability, loss, cost, damage or expense under the Contracts or in defense against any such claims or demands, the amount thereof (including costs, expenses and reasonable attorneys’ fees) together with interest thereon at the rate of ten percent (10%) per annum from the date any payment is made, shall be reimbursed to Assignee by Assignor immediately upon demand.

4.	Assignee hereby agrees to indemnify and hold harmless Assignor from any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees) which Assignor incurs under the Contracts, and from any and all claims and demands whatsoever which are asserted against Assignor by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained therein, which liability, loss, cost, damage, expense, claim or demand arises from acts, events or omissions occurring on or after the Commencement Date. If Assignor incurs any such liability, loss, cost, damage or expense under the Contracts or in defense against any such claims or demands, the amount thereof (including costs, expenses and reasonable attorneys’ fees) together with interest thereon at the rate of ten percent (10%) per annum from the date any payment is made, shall be reimbursed to Assignor by Assignee immediately upon demand.

5.	This Assignment and Assumption may be executed in counterparts which taken together shall constitute one and the same instrument.

6.	The provisions of this instrument shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

7.	Assignor hereby covenants that it will, at any time and from time to time, execute any documents and take such additional actions as Assignee or its successors or assigns shall reasonably require in order to more completely or perfectly carry out the transfers intended to be accomplished by this Assignment and Assumption.

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Contracts as of the date set forth above.

“ASSIGNOR”

TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company

By:

Printed Name:

Its:

Date:

“ASSIGNEE”

TESORO LOGISTICS OPERATIONS LLC,a Delaware limited liability company

By:

Printed Name:

Its:

Date:

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

SCHEDULE 1

TO

ASSIGNMENT AND ASSUMPTION

OF CONTRACTS

LEGAL DESCRIPTION

Legal Description of Terminal 2

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

Parcel I:

That portion of the Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Northwesterly line of Channel No. 2 of Long Beach Harbor, distant thereon Five Hundred (500) feet Southwesterly from the most Northerly corner of said Channel; thence South 64°42’28” West on said Northwesterly line of Channel No. 2, Three Hundred (300) feet; thence North 13°12’28” East Six Hundred Ninety-One and Ninety-Eight Hundredths (691.98) feet, more or less, to a point in the Southeasterly line of Parcel “E”, as described in Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County; thence along said Southeasterly line North 64°42’28” East One Hundred Seventy-Seven and Eighty-Four Hundredths (177.84) feet, more or less, to the beginning of a curve concave to the South East having a radius of Five Hundred Fifty-Three and Fourteen hundredths (553.14) feet, the chord of said curve having a bearing of North 70°35’51” East and a length of One Hundred Thirteen and Fifty-Two Hundredths (113.52) feet; thence Northeasterly along said Southeasterly line of Parcel “E” and along said curve One Hundred Thirteen and Seventy-Two Hundredths (113.72) feet; thence South 13°12’28” West Six Hundred Seventy-Seven and Ten Hundredths (677.10) feet to the Point of Beginning.

Except therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same; but without, however, the right to use the upper 200 feet of said land for these said purposes, as provided on deeds recorded September 30, 1987, as Instrument Nos. 87-1569708 and 87-1569709, both of Official Records.

Parcel II:

That portion of Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Northwesterly line of Channel No. 2 of Long Beach Harbor, distant Southwesterly One Hundred Seventy-Five (175) feet from the most Northerly corner of said Channel; thence North 29°07’26” East Five Hundred Forty-Three and Twenty Hundredths (543.20) feet to a point in the Southwesterly line of Parcel “A” as described in Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County; thence along said Southwesterly line South 71°48’ East Two Hundred Ninety-Two and Four Hundredths (292.04) feet; thence South 18°12’ West Fifty (50) feet; thence South 25°17’32” East Two Hundred Sixty-Eight and Eighty Hundredths (268.80) feet to the Northwesterly line of the land described in the Deed to the Star Drilling Machine Company, recorded in Book 6859, Page 336, of said Deed Records; thence along said Northwesterly line South 64°42’28” West Four Hundred Forty-Four and Twenty-Five Hundredths (444.25) feet to the Northeasterly end of said Channel No. 2; thence North 25°17’32” West One Hundred Ninety (190) feet to the most Northerly corner of said Channel; thence South 64°42’28” West One Hundred Seventy-Five (175) feet to the Point of Beginning.

Exhibit A –

Terminal 2 and 3 Ground Lease Rights Agreement

Except therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same; but without, however, the right to use the upper 200 feet of said land for these said purposes, as provided on deeds recorded September 30, 1987, as Instrument Nos. 87-1569708 and 87-1569709, both of Official Records.

Parcel III:

That portion of Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Northwesterly line of Channel No. 2 of Long Beach Harbor, distant Southwesterly Five Hundred (500) feet from the most Northerly corner of said Channel; thence North 13°12’28” East Six Hundred Seventy-Seven and Ten Hundredths (677.10) feet to the Southerly line of Parcel “E” as described in Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County; thence Easterly along said Southerly line, same being a curve concave to the South, having a radius of Five Hundred Fifty-Three and Fourteen Hundredths (553.14) feet, a distance of Three Hundred Six and Sixteen Hundredths (306.16) feet to a point in the South Westerly line of Parcel “A” of said Deed to the Pacific Electric Railway Company; thence along the Southwesterly line of said Parcel “A”, South 71°48’ East One Hundred Six and Eighty-Eight Hundredths (106.88) feet; thence South 29°97’26” West Five Hundred Forty-Three and Twenty-Nine Hundredths (543.29) feet to a point on the Northwesterly line of said Channel No. 2; thence along said Northwesterly line South 64°42’28” West Three Hundred Twenty-Five (325.00) feet to the Point of Beginning.

Except therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same; but without, however, the right to use the upper 200 feet of said land for these said purposes, as provided on deeds recorded September 30, 1987, as Instrument Nos. 87-1569708 and 87-1569709, both of Official Records.

Assessor’s Parcel Number: 7436-008-001 and 7436-009-900

Exhibit A –

Terminal 2 and 3 Ground Lease Rights Agreement

Legal Description of Terminal 3

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

Parcel I:

That portion of the Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Southeasterly line of a road or street, commonly known as “Seventh Street South”, a distant South 25°17’32” East 70 feet from a point in the center line of Parcel “F”, as described in the Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County, which bears South 64°42’28” West 983.28 feet from the intersection of the Northeasterly prolongation of the center line of said Parcel “F” with the West line of Pico Avenue (formerly Water Street); thence South 25°17’32” East 521.90 feet to the North Westerly line of Channel No. 3 of Long Beach Harbor; thence along said North Westerly line South 64°42’28” West 1000 feet; thence North 8°15’28” East 626.23 feet to the Southeasterly line of said “Seventh Street South”; thence along said Southeasterly line North 64°42’28” East 653.91 feet to the Point of Beginning.

Excepting therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same, but without, however, the right to use the upper 200 feet of said land for these said purposes as reserved by Atlantic Richfield Company, Delaware Corporation by the Corporation Quitclaim Deed recorded September 30, 1987 as Instrument No. 87-1569709, Official Records.

Parcel II:

That portion of the Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at the Northwesterly corner of the land described in the Deed to the Fidelity and Deposit Company of Maryland, recorded in Book 2756, Page 299, Official Records, of said County, being a point in the Southeasterly line of a road or street commonly known as “7th Street South” distant South 25°17’32” East 70 feet form a point in the center line of Parcel “F” as described in the Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County, which bears South 64°42’28” West 1637.19 feet from the intersection of the Northeasterly prolongation of the center line of Parcel “F” with the Westerly line of Pico Avenue (formerly Water Street); thence along the Southeasterly line of said “7th Street South” South 64°42’28” West 110.73 feet to a point distant North 64°42’28” East 421.46 feet from the North East corner of the East parcel of land, lying Southeasterly of said Parcel “F”, as conveyed to L.V. Draper, by Deed recorded in Book 6236, Page 303 of said Deed Records; thence Southwesterly in a direct line to a point in the Northwesterly line of Channel No. 3 of Long Beach Harbor, distant North 64°42’28” East 538.67 feet from the Southeast corner of said parcel of land so conveyed to said L.V. Draper; thence along the Northwesterly line of said Channel No. 3, North 64°42’28” East 169.33 feet to the Southwesterly corner of the land so described in said Deed to the Fidelity and Deposit Company of Maryland; thence along the Northwesterly line of the land so described, North 8°15’28” East 626.23 feet to the Point of Beginning.

Exhibit A –

Terminal 2 and 3 Ground Lease Rights Agreement

Excepting therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same, but without, however, the right to use the upper 200 feet of said land for these said purposes as reserved by Atlantic Richfield Company, Delaware Corporation by the Corporation Quitclaim Deed recorded September 30, 1987 as Instrument No. 87-1569709, Official Records.

Assessor’s Parcel Number: 7436-013-002

Exhibit A –

Terminal 2 and 3 Ground Lease Rights Agreement

SCHEDULE 2

TO

ASSIGNMENT AND ASSUMPTION

OF CONTRACTS

LIST OF CONTRACTS

1.	Lease Agreement between Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“TRMC”), successor-in-interest to ARCO Terminal Services Corporation, a Delaware corporation (“ATSC”), as lessor, and Marine Spill Response Corporation (“MSRC”), as lessee, effective as of July 1, 2006 and accepted by MSRC on July 21, 2006

2.	Lease Agreement between TRMC, successor-in-interest to ATSC, as lessor, and Al Larson Boat Shop, a California corporation (“Al Larson Boat Shop”), as lessee, effective as of January 1, 1995 and accepted by Al Larson Boat Shop on January 12, 1996, and that certain Renewal of Lease Agreement between ATSC and Al Larson Boat Shop dated January 12, 2005

Exhibit A –

Terminal 2 and 3 Ground Lease Rights Agreement

EXHIBIT D

List of Cross Defaulted Agreements

1.	Amended and Restated Long Beach Berth Access Use and Throughput Agreement to be executed on the Execution Date by and among Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“TRMC”), the Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Tesoro Logistics LP, a Delaware limited partnership (the “Partnership”) and the Tesoro Logistics Operations LLC, a Delaware limited liability company (the “Operating Company”) (“BAUTA”).

2.	Sublease Agreement to be executed on the Execution Date by and among Carson Cogeneration Company, a Delaware corporation, as sublessor, and the Operating Company, as sublessee, for the sublease of a portion of Berth 121 (the “Berth 121 Sublease”)

3.	Sublease Agreement to be executed on the Execution Date by and among TRMC, as sublessor, and the Operating Company, as sublessee, for the sublease of a portion of Terminal 2 (the “Terminal 2 Sublease”)

4.	Sublease Agreement dated December , 2013, by and among TRMC, as sublessor, and the Operating Company, as sublessee, for the sublease of Berths 84 and 86 (the “Long Beach Terminal Sublease”)

Exhibit A —

Terminal 2 and 3 Ground Lease Rights Agreement

EXHIBIT B

Right of Entry Agreement

[See Attached]

Exhibit B —

Terminal 2 and 3 Ground Lease Rights Agreement

Right of Entry Agreement

RECORDING REQUESTED BY

Tesoro Refining & Marketing Company LLC

AND WHEN RECORDED MAIL TO

Name Tesoro Corporation

Street 19100 Ridgewood Parkway

Address San Antonio, Texas 78259

Attention: Brooks Meltzer, Esq.

SPACE ABOVE THIS LINE FOR RECORDER’S USE

APN: 7436-008-001 and 7436-009-900; 7436-013-002

RIGHT OF ENTRY AGREEMENT

FOR ASSESSMENT, REMEDIATION AND CLOSURE ACTIVITIES

TERMINAL 2 and TERMINAL 3

CITY OF LONG BEACH, COUNTY OF LOS ANGELES, CALIFORNIA

This Right of Entry Agreement (“Agreement”) is made and entered into between Tesoro Refining & Marketing Company LLC (“TRMC”), a Delaware limited liability company, and Tesoro Logistics Operations LLC (“TLO”), a Delaware limited liability company, regarding the property described in Exhibit A (the “Property”), effective as of the date of execution below.

TLO desires to access the Property and TRMC hereby grants TLO (and its consultants, agents, contractors, subcontractors, and employees) access to the Property, to conduct activities at, on, and about the Property as required by the California Department of Toxic Substances Control, California Regional Water Quality Control Board, local Certified Unified Program Agency, or any other applicable regulatory agency (“Agency”) in connection with remedial activities at the Property (“Activities”), including but not limited to: (i) the excavation, trenching, stockpiling, storage, treatment, and backfilling of soil; (ii) the treatment or removal of soil vapor, groundwater, or surface water; (iii) the removal or closure of tanks, containment trenches and associated piping; (iv) the installation, monitoring, maintenance, storage, operation and closure of borings, wells, fixtures, installations, and equipment (e.g., injection wells, monitoring wells, extraction wells, treatment systems); (v) storage of vehicles, portable containers and/or tanks and equipment on the Property; and (vi) any other activities necessary to remediate the Property.

1.	It is understood by the parties hereto, that the Activities shall be conducted under the oversight of the California Department of Toxic Substances Control, California Regional Water Quality Control Board, local Certified Unified Program Agency, or Agency, and that such agency has authority under applicable law to direct the schedule and scope of the Activities, including the sole discretion to determine when the Activities are complete.

Exhibit B —

Terminal 2 and 3 Ground Lease Rights Agreement

2.	TLO agrees to hold harmless and indemnify TRMC from and against all claims, causes of action, damages, costs, and expenses arising out of or resulting from TLO’s negligence, or the negligence of its consultants, agents, contractors, subcontractors, and employees, in conducting the Activities.

3.	TLO or its consultants, agents, contractors, subcontractors or employees shall promptly remove from the Property, at TLO’s sole expense, all waste material generated by its Activities, or the Activities of TLO’s consultants, agents, contractors, subcontractors or employees in the exercise of TLO’s rights under this Agreement.

4.	TLO, or its consultants, agents, contractors, subcontractors or employees, at TLO’s sole expense, shall keep the work area clean and neat following the Activities, and restore as much as reasonably possible, the surface appearance of the Property to its original, pre-existing condition upon completion of the Activities.

5.	This Agreement shall terminate when the California Department of Toxic Substances Control, California Regional Water Quality Control Board, local Certified Unified Program Agency, or Agency determines in writing that no further Activities are required on the Property, or as otherwise agreed between the parties in writing, and all equipment described in this Agreement are either removed or abandoned in place.

6.	Nothing in this Agreement shall be construed as an obligation by TLO to remediate the Property or to comply with any California Department of Toxic Substances Control, California Regional Water Quality Control Board, local Certified Unified Program Agency, or Agency directive; provided, however, this Section 6 shall not affect any terms or provisions of any other agreement between the parties hereto.

7.	Any notice with respect to this Agreement shall be provided as follows:

To TRMC:	Tesoro Corporation
19100 Ridgewood Parkway
San Antonio, TX 78259
Attn: Charles A. Cavallo III
Facsimile: (210) 745-4494

Exhibit B —

Terminal 2 and 3 Ground Lease Rights Agreement

To TLO:	Tesoro Logistics Operations LLC
19100 Ridgewood Parkway
San Antonio, TX 78259
Attn: Barron W. Dowling
Facsimile: (210) 745-4494

8.	This Agreement shall be binding upon TRMC and TLO and their successors and assigns.

9.	TLO shall have the right to record or file this Agreement or a memorandum in the real property records of the County of Los Angeles. TRMC agrees to execute (sign) such documents as may be necessary to accomplish such recording.

10.	This Agreement contains a complete expression of the agreement between the parties with respect to the subject matter hereof, and there are no promises, representations or inducements, verbal or written with respect to the subject matter hereof, except such as are herein provided. The terms of the Agreement cannot be modified except by written agreement of the parties.

11.	If any provision of this Agreement shall be held invalid, illegal or unenforceable in any respect, such provision shall not affect any other provision hereof or the validity of the remainder of this Agreement.

12.	This Agreement shall be construed, interpreted, and governed by and in accordance with the laws of California, without regard to its choice of law provisions.

13.	This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same Agreement.

Exhibit B —

Terminal 2 and 3 Ground Lease Rights Agreement

IN WITNESS WHEREOF, the parties authorized representatives have signed this Agreement on the latter signature date specified below.

TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company	TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Exhibit B —

Terminal 2 and 3 Ground Lease Rights Agreement

STATE OF	}
	}	ss
COUNTY OF	}

On                     , before me,                     , a Notary Public in and for said state, personally appeared [            ], [            ] of Tesoro Refining & Marketing Company LLC, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of             that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

STATE OF	}
	}	ss
COUNTY OF	}

On                     , before me,                     , a Notary Public in and for said state, personally appeared [            ], [            ] of Tesoro Logistics Operations LLC, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of             that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

Exhibit B —

Terminal 2 and 3 Ground Lease Rights Agreement

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

TERMINAL 2:

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

Parcel I:

That portion of the Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Northwesterly line of Channel No. 2 of Long Beach Harbor, distant thereon Five Hundred (500) feet Southwesterly from the most Northerly corner of said Channel; thence South 64°42’28” West on said Northwesterly line of Channel No. 2, Three Hundred (300) feet; thence North 13°12’28” East Six Hundred Ninety-One and Ninety-Eight Hundredths (691.98) feet, more or less, to a point in the Southeasterly line of Parcel “E”, as described in Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County; thence along said Southeasterly line North 64°42’28” East One Hundred Seventy-Seven and Eighty-Four Hundredths (177.84) feet, more or less, to the beginning of a curve concave to the South East having a radius of Five Hundred Fifty-Three and Fourteen hundredths (553.14) feet, the chord of said curve having a bearing of North 70°35’51” East and a length of One Hundred Thirteen and Fifty-Two Hundredths (113.52) feet; thence Northeasterly along said Southeasterly line of Parcel “E” and along said curve One Hundred Thirteen and Seventy-Two Hundredths (113.72) feet; thence South 13°12’28” West Six Hundred Seventy-Seven and Ten Hundredths (677.10) feet to the Point of Beginning.

Except therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same; but without, however, the right to use the upper 200 feet of said land for these said purposes, as provided on deeds recorded September 30, 1987, as Instrument Nos. 87- 1569708 and 87-1569709, both of Official Records.

Parcel II:

That portion of Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Northwesterly line of Channel No. 2 of Long Beach Harbor, distant Southwesterly One Hundred Seventy-Five (175) feet from the most Northerly corner of said Channel; thence North 29°07’26” East Five Hundred Forty-Three and Twenty Hundredths (543.20) feet to a point in the Southwesterly line of Parcel “A” as described in Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County; thence along said Southwesterly line South 71°48’ East Two Hundred Ninety-Two and Four Hundredths (292.04) feet; thence South 18°12’ West Fifty (50) feet; thence South 25°17’32” East Two Hundred Sixty-Eight and Eighty Hundredths (268.80) feet to the Northwesterly line of the land described in the Deed to the Star Drilling Machine Company, recorded in Book 6859, Page 336, of said Deed Records; thence along said Northwesterly line South 64°42’28” West Four Hundred Forty-Four and

Twenty-Five Hundredths (444.25) feet to the Northeasterly end of said Channel No. 2; thence North 25°17’32” West One Hundred Ninety (190) feet to the most Northerly corner of said Channel; thence South 64°42’28” West One Hundred Seventy-Five (175) feet to the Point of Beginning.

Exhibit B —

Terminal 2 and 3 Ground Lease Rights Agreement

Except therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same; but without, however, the right to use the upper 200 feet of said land for these said purposes, as provided on deeds recorded September 30, 1987, as Instrument Nos. 87- 1569708 and 87-1569709, both of Official Records.

Parcel III:

That portion of Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Northwesterly line of Channel No. 2 of Long Beach Harbor, distant Southwesterly Five Hundred (500) feet from the most Northerly corner of said Channel; thence North 13°12’28” East Six Hundred Seventy-Seven and Ten Hundredths (677.10) feet to the Southerly line of Parcel “E” as described in Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County; thence Easterly along said Southerly line, same being a curve concave to the South, having a radius of Five Hundred Fifty-Three and Fourteen Hundredths (553.14) feet, a distance of Three Hundred Six and Sixteen Hundredths (306.16) feet to a point in the South Westerly line of Parcel “A” of said Deed to the Pacific Electric Railway Company; thence along the Southwesterly line of said Parcel “A”, South 71°48’ East One Hundred Six and Eighty-Eight Hundredths (106.88) feet; thence South 29°97’26” West Five Hundred Forty-Three and Twenty-Nine Hundredths (543.29) feet to a point on the Northwesterly line of said Channel No. 2; thence along said Northwesterly line South 64°42’28” West Three Hundred Twenty-Five (325.00) feet to the Point of Beginning.

Except therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same; but without, however, the right to use the upper 200 feet of said land for these said purposes, as provided on deeds recorded September 30, 1987, as Instrument Nos. 87- 1569708 and 87-1569709, both of Official Records.

Parcel IV:

A portion of the following described land which is included within the leased premises as set out in the Unrecorded Lease executed by City of Long Beach, as lessor, and Tesoro Refining & Marketing Company LLC, as lessee:

Exhibit B —

Terminal 2 and 3 Ground Lease Rights Agreement

Parcel 1:

That portion of the Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at the intersection of the Southwesterly line of Parcel “A” as described in the Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County, with the Northwesterly line of Parcel “E” as described in said Deed; thence Southwesterly along said Northwesterly line of Parcel “E”, the same being a curve concave to the Southeast having a radius of 593.14 feet a distance of 231.17 feet; the chord of said curve having a bearing of South 75°52’24” West and a length of 229.72 feet; thence along said Northwesterly line of said Parcel “E” South 64°42’28” West 1517.16 feet to the most Westerly corner of said Parcel “E”; thence along the Southwesterly line of said Parcel, South 25°17’32” East 40 feet to the most Southerly corner of said Parcel “E”; thence along the Southeasterly line of said Parcel, North 64°42’28” East 1339.32 feet to the Northwest corner of the tract of land conveyed to Rio Grande Oil Company by Deed recorded in Book 7383, Page 268, Official Records; thence South 13°12’28” West 691.98 feet, more or less, to a point in the Northwesterly line of Channel No. 2 of Long Beach Harbor distant South 64°42’38” West 800 feet from the most Northerly corner of said Channel No. 2; thence along said Northwesterly line of Channel No. 2 South 64°42’28” West 1391.67 feet; thence North 13°12’28” East 1928.78 feet to a point in the Southwesterly line of said Parcel “A” above mentioned; thence along said Southwesterly line South 71°48’ East 1412.87 feet to the Point of Beginning.

Parcel 2:

A strip of land 40 feet in width, in the City of Long Beach, County of Los Angeles, State of California, the center line of which is described as follows, to wit: Beginning at a point which is North 18°16’30” East 20 feet from a point in the Southerly line of that certain strip of land 200 feet in width described as Parcel “A’ in the Deed from Los Angeles Dock & Terminal Company, a Corporation, to Pacific Electric Railway Company, a Corporation, recorded in Book 5150, Page 47 of Deeds, which is distant Northwesterly along said Southerly line, 1102.41 feet from the most Southerly corner of said Parcel “A”; thence from said Point of Beginning Westerly along a 10° railway curve concave to the South 434.67 feet to the end of said curve; thence South 64°48’30” West 1517.16 feet to a point. Excepting from the strip of land 40 feet in width above described, any portion thereof included within the lines of said Parcel “A”.

Assessor’s Parcel Number: 7436-008-001 and 7436-009-900

TERMINAL 3:

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

Parcel I:

That portion of the Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at a point in the Southeasterly line of a road or street, commonly known as “Seventh Street South”, a distant South 25°17’32” East 70 feet from a point in the center line of Parcel “F”, as described in the Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County, which bears South 64°42’28” West 983.28 feet from the intersection of the Northeasterly prolongation of the center line of said Parcel “F” with the West line of Pico Avenue (formerly Water Street); thence South 25°17’32” East 521.90 feet to the North Westerly line of Channel No. 3 of Long Beach Harbor; thence along said North Westerly line South 64°42’28” West 1000 feet; thence North 8°15’28” East 626.23 feet to the Southeasterly line of said “Seventh Street South”; thence along said Southeasterly line North 64°42’28” East 653.91 feet to the Point of Beginning.

Exhibit B —

Terminal 2 and 3 Ground Lease Rights Agreement

Excepting therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same, but without, however, the right to use the upper 200 feet of said land for these said purposes as reserved by Atlantic Richfield Company, Delaware Corporation by the Corporation Quitclaim Deed recorded September 30, 1987 as Instrument No. 87- 1569709, Official Records.

Parcel II:

That portion of the Rancho Los Cerritos, in the City of Long Beach, County of Los Angeles, State of California, described as follows:

Beginning at the Northwesterly corner of the land described in the Deed to the Fidelity and Deposit Company of Maryland, recorded in Book 2756, Page 299, Official Records, of said County, being a point in the Southeasterly line of a road or street commonly known as “7th Street South” distant South 25°17’32” East 70 feet form a point in the center line of Parcel “F” as described in the Deed to the Pacific Electric Railway Company, recorded in Book 5150, Page 47 of Deeds, Records of said County, which bears South 64°42’28” West 1637.19 feet from the intersection of the Northeasterly prolongation of the center line of Parcel “F” with the Westerly line of Pico Avenue (formerly Water Street); thence along the Southeasterly line of said “7th Street South” South 64°42’28” West 110.73 feet to a point distant North 64°42’28” East 421.46 feet from the North East corner of the East parcel of land, lying Southeasterly of said Parcel “F”, as conveyed to L.V. Draper, by Deed recorded in Book 6236, Page 303 of said Deed Records; thence Southwesterly in a direct line to a point in the Northwesterly line of Channel No. 3 of Long Beach Harbor, distant North 64°42’28” East 538.67 feet from the Southeast corner of said parcel of land so conveyed to said L.V. Draper; thence along the Northwesterly line of said Channel No. 3, North 64°42’28” East 169.33 feet to the Southwesterly corner of the land so described in said Deed to the Fidelity and Deposit Company of Maryland; thence along the Northwesterly line of the land so described, North 8°15’28” East 626.23 feet to the Point of Beginning. Excepting therefrom all interest in the fee in said land lying below a depth of 200 feet from the surface thereof including, but not limited to, all oil, gas and other mineral rights as well as the rights to drill for, explore and produce the same, but without, however, the right to use the upper 200 feet of said land for these said purposes as reserved by Atlantic Richfield Company, Delaware Corporation by the Corporation Quitclaim Deed recorded September 30, 1987 as Instrument No. 87- 1569709, Official Records.

Assessor’s Parcel Number: 7436-013-002

Exhibit B —

Terminal 2 and 3 Ground Lease Rights Agreement